UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04254

Legg Mason Partners Income Trust
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2007

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Western Asset Global High Yield Bond Portfolio Western Asset Emerging Markets Debt Portfolio

ANNUAL REPORT

FEBRUARY 28, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset Global High Yield Bond Portfolio Western Asset Emerging Markets Debt Portfolio

Annual Report • February 28, 2007

What’s	Letter from the Chairman	I
Inside
	Western Asset Global High Yield Bond Portfolio:

	Fund Overview	1

	Fund at a Glance	4

	Fund Performance	5

	Historical Performance	6

	Western Asset Emerging Markets Debt Portfolio:

	Fund Overview	7

	Fund at a Glance	10

	Fund Performance	11

	Historical Performance	12

	Fund Expenses	13

	Schedules of Investments	15

	Statements of Assets and Liabilities	31

	Statements of Operations	32

	Statements of Changes in Net Assets	33

	Financial Highlights	35

	Notes to Financial Statements	37

	Report of Independent Registered Public Accounting Firm	48

	Additional Information	49

	Additional Shareholder Information	54

	Important Tax Information	56

	The Funds are separate investment funds of the Legg Mason Partners Income Trust, a Maryland Corporation.

Letter from the Chairman

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)(i) increased 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its highest reading since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened somewhat in the fourth quarter due, in part, to increased consumer spending. Over this time, GDP growth was 2.5%.

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

After increasing the federal funds rate(ii) to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)(iii) paused from raising rates at its next five meetings and again in March 2007 after the reporting period ended. In its statement accompanying the March meeting, the Fed stated, “Recent indicators have been mixed and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to continue to expand at a moderate pace over coming quarters.” “...the Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

During the reporting period, short- and long-term Treasury yields experienced periods of volatility. After peaking in late June 2006 — with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively — rates fell sharply as the Fed paused from its tightening cycle. Yields then moved higher during much of the reporting period on the back of strong employment data and expectations that the Fed would not be lowering short-term interest rates in the near future. However, yields then fell sharply at the end of February as economic data weakened and the stock market experienced its largest one day decline in more than five years. Overall, during the 12 months ended February 28, 2007, two-year Treasury yields moved from 4.69% to

Legg Mason Partners Income Trust	I

4.65%. Over the same period, 10-year Treasury yields rose from 4.55% to 4.56%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index(iv), returned 5.54%.

Strong demand from investors seeking incremental returns, solid corporate profits and low default rates helped high yield bonds generate solid returns during the reporting period. During the 12-month period ended February 28, 2007, the Citigroup High Yield Market Index(v) returned 12.14%.

Despite periods of weakness, emerging markets debt generated positive returns, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)(vi) gained 7.71%. An expanding global economy, solid domestic spending and a pause in U.S. interest rate hikes supported many emerging market countries.

Please read on for a more detailed look at prevailing economic and market conditions during the Funds’ fiscal year and to learn how those conditions have affected each Fund’s performance.

Special Shareholder Notices

With a goal of moving the mutual funds formerly advised by Citigroup Asset Management (“CAM”) to a more cohesive and rational operating platform, Legg Mason, Inc. recommended a number of governance- and investment-related proposals to streamline and restructure the funds. The Boards of Directors/Trustees of the affected funds have carefully considered and approved these proposals and, where required, have obtained shareholder approval. As such, the following changes became effective as of the close of business, April 13, 2007:

• Funds Redomiciled and Single Form of Organization Adopted: The legacy CAM funds have been redomiciled to a single jurisdiction and a single form of corporate structure has been introduced. Equity funds have been grouped for organizational and governance purposes with other funds in the fund complex that are predominantly equity funds, and fixed-income funds have been grouped with other funds that are predominantly fixed-income funds. Additionally, the funds have adopted a single form of organization as a

II             Legg Mason Partners Income Trust

Maryland business trust, with all funds operating under uniform charter documents.

• New Boards Elected: New Boards have been elected for the legacy CAM funds. The 10 Boards previously overseeing the funds have been realigned and consolidated into two Boards, with the remaining Boards each overseeing a distinct asset class or product type: equity or fixed income.

• Revised Fundamental Investment Policies Instituted: A uniform set of fundamental investment policies has been instituted for most funds, to the extent appropriate. Please note, however, that each fund will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by the fund’s Board or investment manager.

Western Asset Global High Yield Bond Portfolio

Effective October 2, 2006, Western Asset Global High Yield Bond Portfolio (“the Fund”) changed its name from Salomon Brothers Institutional High Yield Bond Fund.

As part of transforming the Fund into a “global” fund, the Board of Directors of the Fund adopted certain changes to the Fund’s investment policies to allow additional investing in foreign securities and appointed Western Asset Management Company Limited (“Western Asset Limited”) as a subadviser for the Fund, under an additional sub-advisory agreement between Western Asset Management Company (“Western Asset”) and Western Asset Limited. Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-dollar-denominated debt securities. The Fund also changed its benchmark to the Lehman Brothers Global High Yield Index (Hedged)(vii).

Western Asset Emerging Markets Debt Portfolio

Effective October 2, 2006, Western Asset Emerging Markets Debt Portfolio (“the Fund”) changed its name from Salomon Brothers Institutional Emerging Markets Debt Fund.

Legg Mason Partners Income Trust	III

Additionally, effective November 30, 2006, the Board of Directors of the Fund appointed Western Asset Limited as a subadviser for the Fund, under an additional sub-advisory agreement between Western Asset and Western Asset Limited. Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-dollar-denominated debt securities.

Information About Your Funds

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Funds’ manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Funds’ responses to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Funds are not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Funds is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

April 16, 2007

IV            Legg Mason Partners Income Trust

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is the market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii

The Lehman Brothers Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield, and Pan European Emerging Markets High-Yield Indices.

Legg Mason Partners Income Trust	V

Fund Overview

Western Asset Global High Yield Bond Portfolio

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the reporting period, riskier fixed-income asset classes, such as global high yield bonds, generated superior results versus their investment-grade counterparts. During the 12-month period ended February 28, 2007, the Citigroup High Yield Market Index(i) returned 12.14%. In contrast, the overall bond market, as represented by the Lehman Brothers U.S. Aggregate Index(ii), returned 5.54%. The global high yield market performed well due to a variety of factors, including solid demand from investors seeking to boost their returns, as well as strong corporate profits and low default rates.

Performance Review

For the 12 months ended February 28, 2007, Western Asset Global High Yield Bond Portfolio, returned 11.11%. These shares outperformed the Lipper High Current Yield Funds Category Average,(1) which increased 10.24%. The Fund’s current unmanaged benchmark, the Lehman Brothers Global High Yield Index (Hedged)(iii), returned 11.34% for the same period. The Fund’s former unmanaged benchmark, the Citigroup High Yield Market Index, returned 12.14% for the same period.

Performance Snapshot as of February 28, 2007 (unaudited)

	6 Months	12 Months
Global High Yield Bond Portfolio	8.21%	11.11%
Lehman Brothers Global High Yield Index (Hedged)	7.76%	11.34%
Citigroup High Yield Market Index	8.29%	12.14%
Lipper High Current Yield Funds Category Average	7.67%	10.24%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Current expense reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent current reimbursements and/or waivers, performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses.

The 30-Day SEC Yield for the period ending February 28, 2007 was 6.93%. Absent current reimbursements and/or waivers, the 30-Day SEC Yield would have been 6.78%.

The 30-Day SEC yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended February 28, 2007 and include the reinvestment of all distributions, including returns of capital, if any, calculated among the 466 funds for the six-month period and among the 449 funds for the 12-month period in the Fund’s Lipper category.

Total Annual Operating Expenses

As of April 16, 2007, the date of the Fund’s most current prospectus, the total gross annual operating expenses for the Fund were 0.70%. As a result of an expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses of the Fund’s shares will not exceed 0.70%. This expense limitation may be reduced or terminated at any time.

1                    Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended February 28, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 449 funds in the Fund’s Lipper category.

Legg Mason Partners Income Trust 2007 Annual Report	1

Q.      What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. We maintained our disciplined investment approach that is grounded in conducting extensive research on potential holdings for the portfolio. Looking at the fiscal year as a whole, this approach proved beneficial to performance as the Fund’s industry allocation strategy and individual issue selection enhanced results.

What were the leading detractors from performance?

A. During the reporting period, lower rated high yield securities produced the best returns. As a result, the Fund’s underweight to more speculative issues was a drag on its performance. In particular, the Fund’s lack of exposure to the auto industry detracted from results. In addition, the Fund’s allocation to cash hurt its relative performance as cash did not generate as high a return as the high yield market.

Q.      Were there any significant changes to the Fund during the reporting period?

A. Effective October 2, 2006, the Western Asset Global High Yield Bond Portfolio changed its name from the Salomon Brothers Institutional High Yield Bond Fund. As part of its transformation to a “global” fund, we adjusted its portfolio to include fixed income securities issued outside the U.S. As a result, during the reporting period, the Fund’s non-U.S. allocation went from 0% to 12% as of February 28, 2007.

Thank you for your investment in Western Asset Global High Yield Bond Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Western Asset Management Company

April 16, 2007

2              Legg Mason Partners Income Trust 2007 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and foreign securities, including emerging markets, involve risks beyond those inherent in solely higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

ii

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Lehman Brothers Global High Yield Index (Hedged) provides a broad-based measure of the global high-yield fixed income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield, and Pan-European Emerging Markets High-Yield Indices.

Legg Mason Partners Income Trust 2007 Annual Report	3

Fund at a Glance (unaudited)

Western Asset Global High Yield Bond Portfolio

Investment Breakdown

4              Legg Mason Partners Income Trust 2007 Annual Report

Fund Performance

Western Asset Global High Yield Bond Portfolio

Average Annual Total Returns(1) (unaudited)
Twelve Months Ended 2/28/07	11.11%
Five Years Ended 2/28/07	11.75
Ten Years Ended 2/28/07	6.53
Inception* through 2/28/07	7.43

Cumulative Total Return(1) (unaudited)
2/28/97 through 2/28/07	88.20%

(1)

Assumes reinvestment of all distribution, including return of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception date is May 15, 1996.

Legg Mason Partners Income Trust 2007 Annual Report	5

Historical Performance (unaudited)

Comparison of a $10,000 Investment in the Western Asset Global High Yield Bond Portfolio vs. Citigroup High Yield Market Index† (February 1997 - February 2007)

†                  Hypothetical illustration of $10,000 invested in the Fund on February 28, 1997. It also assumes reinvestment of all distributions including returns of capital, if any, at net asset value through February 28, 2007. The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities. The Index is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Comparison of a $10,000 Investment in the Western Asset Global High Yield Bond Portfolio vs. Citigroup High Yield Market Index† (February 1997 - February 2007)

†                  Hypothetical illustration of $10,000 invested in the Fund on January 31, 1999 (commencement of operations of the Lehman Brothers Global High Yield Index (Hedged)). It also assumes reinvestment of all distributions including returns of capital, if any, at net asset value through February 28, 2007. The Citigroup High Yield Market Index is a broad based unmanaged index of high yield securities. The Lehman Brothers Global High Yield Index (Hedged) provides a broad-based measure of the global high yield fixed income markets and is composed of a combination of the Lehman Brothers U.S. High Yield Index, Pan-European High Yield Index, High Yield CMBS Index, and non-investment grade portion of the Lehman Brothers Global Emerging Markets Index. The Indexes are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

It is the opinion of management that the Lehman Brothers Global High Yield Index (Hedged) more accurately reflects the current composition of the Fund than the Citigroup High Yield Market Index. In future reports, the Lehman Brothers Global High Yield Index (Hedged) will be used as the basis of comparison of total returns for all periods shown.

Assumes reinvestment of all distribution, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

6              Legg Mason Partners Income Trust 2007 Annual Report

Fund Overview

Western Asset Emerging Markets Debt Portfolio

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the reporting period, riskier fixed-income asset classes, such as emerging market debt, generated superior results versus their investment-grade counterparts. For the 12-month period ended February 28, 2007, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)(i) returned 7.71%. In contrast, the JPMorgan Global Government Bond Market Index (Hedged)(ii) returned 4.30% over the same period. While the emerging debt market experienced periods of volatility, continued global growth, high commodity prices, and an end to U.S. interest rate hikes supported the asset class. In addition, overall demand for emerging market debt was strong, as investors searched for higher yields.

Performance Review

For the 12 months ended February 28, 2007, the Western Asset Emerging Markets Debt Portfolio returned 6.45%. These shares underperformed the Lipper Emerging Markets Debt Funds Category Average(1), which increased 7.59%. The Fund’s unmanaged benchmark, the EMBI Global, returned 7.71% for the same period.

Performance Snapshot as of February 28, 2007 (unaudited)

	6 Months	12 Months
Emerging Markets Debt Portfolio	5.60%	6.45%
JPMorgan Emerging Markets Bond Index Global	5.88%	7.71%
Lipper Emerging Markets Debt Funds Category Average	6.36%	7.59%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. Current expense reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements and/or waivers, performance would have been lower. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Fund returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses.

The 30-Day SEC Yield for the period ending February 28, 2007 was 5.80%. Absent current reimbursements or waivers, the 30-Day SEC Yield would have been 4.89%.

The 30-Day SEC yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended February 28, 2007 and include the reinvestment of all distributions, including returns of capital, if any, calculated among the 60 funds for the six-month period and among the 54 funds for the 12-month period in the Fund’s Lipper category.

Total Annual Operating Expenses

As of April 16, 2007, the date of the Fund’s most current prospectus, the total gross annual operating expenses for the Fund were 1.00%. Because of voluntary waivers or reimbursements, actual total annual Fund operating expenses are expected to be 0.75%. These voluntary fee waivers and/or reimbursements may be reduced or terminated at any time.

1                    Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended February 28, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 54 funds in the Fund’s Lipper category.

Legg Mason Partners Income Trust 2007 Annual Report	7

Q.      What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. An overweight position in Brazil contributed to results over the period. Brazilian debt outperformed the EMBI Global, as the country’s fiscal situation continued to improve. Elsewhere, diversifying the Fund into local market debt contributed to performance.

In May and June 2006, investors’ risk appetite fell due to geopolitical concerns. During this time, Turkey suffered more than most countries because of its large current account deficit and dependency on foreign financing. Therefore, the Fund’s underweight position in Turkey enhanced results.

What were the leading detractors from performance?

A. The Fund held an overweight position in Russia, a relatively safer country than many others in the EMBI Global. This detracted from performance as Russia underperformed over the period. An underweight in Argentina was negative to performance, as it was the best performing country in the EMBI Global over the period. Overall, we emphasized lower risk countries and took a somewhat more conservative approach to managing the Fund as emerging market spreads reached historic tight levels. This positioning detracted from results as spreads surprisingly continued to move tighter over the reporting period.

Q.      Were there any significant changes to the Fund during the reporting period?

A. There was an increase in the turnover of the Fund’s portfolio during the reporting period. This was a result of us taking a more defensive view on the market due to the convergence of spreads between lower rated and higher rated corporate securities. In addition, there was an increase in fund cash flows during the fiscal year.

Thank you for your investment in Western Asset Emerging Markets Debt Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the Fund’s investment goals.

Sincerely,

Western Asset Management Company

April 16, 2007

8              Legg Mason Partners Income Trust 2007 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Investments in high-yield securities and foreign securities, including emerging markets, involve risks beyond those inherent in solely higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. Foreign securities are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i       The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

ii       The JPMorgan Global Government Bond Market Index is a daily, market capitalization-weighted, international fixed-income index consisting of 13 countries.

Legg Mason Partners Income Trust 2007 Annual Report	9

Fund at a Glance (unaudited)

Western Asset Emerging Markets Debt Portfolio

Investment Breakdown

As a Percent of Total Investments

10            Legg Mason Partners Income Trust 2007 Annual Report

Fund Performance

Western Asset Emerging Markets Debt Portfolio

Average Annual Total Returns(1) (unaudited)
Twelve Months Ended 2/28/07	6.45%
Five Years Ended 2/28/07	14.51
Ten Years Ended 2/28/07	12.19
Inception* through 2/28/07	12.90

Cumulative Total Return(1) (unaudited)
2/28/97 through 2/28/07	215.88%

(1)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

*	Inception date is October 17, 1996.

Legg Mason Partners Income Trust 2007 Annual Report	11

Historical Performance (unaudited)

Comparison of a $10,000 Investment in the Western Asset Emerging Markets Debt Portfolio vs. JPMorgan Emerging Markets Bond Index Global† (February 1997 - February 2007)

†

Hypothetical illustration of $10,000 invested in the Fund on February 28, 1997. It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through February 28, 2007. The Index is not subject to the same management and trading expenses as a mutual fund. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities; Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’lvoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela. Please note that an investor cannot invest directly in an Index.

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown also do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

12            Legg Mason Partners Income Trust 2007 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, on purchase payments; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on September 1, 2006 and held for the six months ended February 28, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Western Asset Global High Yield Bond Portfolio	8.21%	$1,000.00	$1,082.10	0.68%	$3.51
Western Asset Emerging Markets Debt Portfolio	5.60	1,000.00	1,056.00	0.73	3.72

(1)	For the six months ended February 28, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Income Trust 2007 Annual Report	13

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Western Asset Global High Yield Bond Portfolio	5.00%	$1,000.00	$1,021.42	0.68%	$3.41
Western Asset Emerging Markets Debt Portfolio	5.00	1,000.00	1,021.17	0.73	3.66

(1)	For the six months ended February 28, 2007.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each Fund’s respective annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

14            Legg Mason Partners Income Trust 2007 Annual Report

Schedules of Investments (February 28, 2007)

WESTERN ASSET GLOBAL HIGH YIELD BOND PORTFOLIO

Face
Amount	Security	Value
CORPORATE BONDS & NOTES — 202.7%
Aerospace & Defense — 3.5%
$765,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16	$766,912
	DRS Technologies Inc., Senior Subordinated Notes:
175,000	6.875% due 11/1/13	176,313
225,000	6.625% due 2/1/16	226,687
440,000	7.625% due 2/1/18	455,400
6,632	Kac Acquisition Co., Subordinated Notes, 0.000% due 4/26/26 (a)(b)	0
	Total Aerospace & Defense	1,625,312
Airlines — 0.4%
	Continental Airlines Inc.:
180,000	Notes, 8.750% due 12/1/11	181,800
18,907	Pass-Through Certificates, Series 1998-1, Class C, 6.541% due 9/15/09	18,825
	Total Airlines	200,625
Auto Components — 3.1%
	Visteon Corp., Senior Notes:
1,020,000	8.250% due 8/1/10	1,040,400
435,000	7.000% due 3/10/14	380,625
	Total Auto Components	1,421,025
Automobiles — 5.9%
634,000	Bombardier Inc., 7.250% due 11/15/16 (c)	872,367
	Ford Motor Co.:
90,000	Debentures, 8.900% due 1/15/32	80,550
710,000	Notes, 7.450% due 7/16/31	573,325
1,250,000	General Motors Corp., Senior Debentures, 8.375% due 7/15/33†	1,165,625
	Total Automobiles	2,691,867
Beverages — 1.3%
430,000	Belvedere, Senior Secured Bonds, 7.064% due 5/15/13 (c)(d)	582,423
Building Products — 3.4%
	Associated Materials Inc.:
295,000	Senior Discount Notes, step bond to yield 15.146% due 3/1/14	221,250
335,000	Senior Subordinated Notes, 9.750% due 4/15/12	351,750
195,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	199,387
990,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 1.889% due 3/1/14	782,100
	Total Building Products	1,554,487
Capital Markets — 1.7%
	E*TRADE Financial Corp., Senior Notes:
315,000	7.375% due 9/15/13	329,175
135,000	7.875% due 12/1/15	145,462
230,000	Smurfit Kappa Funding PLC, Senior Subordinated Notes, 7.750% due 4/1/15	322,560
	Total Capital Markets	797,197

See Notes to Financial Statements.

Legg Mason Partners Income Trust 2007 Annual Report	15

Schedules of Investments (February 28, 2007) (continued)

Face
Amount	Security	Value
Chemicals — 2.6%
$1,020,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14 (c)	$1,009,800
170,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (c)	170,850
	Total Chemicals	1,180,650
Commercial Banks — 3.6%
630,000	ATF Capital BV, 9.250% due 2/21/14 (c)	628,425
130,000	ICICI Bank Ltd., Bonds, 6.375% due 4/30/22 (c)(d)	132,447
530,000	Russian Agricultural Bank, Notes, 7.175% due 5/16/13 (c)	555,838
	TuranAlem Finance BV:
225,000	8.250% due 1/22/37 (c)	228,656
50,000	Medium-Term Notes, Series E, 7.125% due 12/21/09	98,613
	Total Commercial Banks	1,643,979
Commercial Services & Supplies — 4.6%
55,000	Aleris International Inc., Senior Subordinated Notes, 10.000% due 12/15/16 (c)	58,300
	Aramark Corp., Senior Notes:
190,000	8.500% due 2/1/15 (c)	198,312
50,000	8.860% due 2/1/15 (c)(d)	51,875
755,000	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes,
	Series B, 9.500% due 2/15/13	811,625
	FS Funding A.S.:
225,000	Secured Notes, 10.439% due 5/15/16 (c)(d)	305,129
110,000	Senior Subordinated Notes, 8.875% due 5/15/16 (c)	152,085
225,000	ISS Global A/S, 4.750% due 9/18/10	290,244
240,000	Rental Services Corp., Senior Bonds, 9.500% due 12/1/14 (c)	256,800
325,000	Safety-Kleen Services Inc., Senior Subordinated Notes, 9.250% due 6/1/08 (a)(e)	325
	Total Commercial Services & Supplies	2,124,695
Consumer Finance — 5.1%
	Ford Motor Credit Co., Senior Notes:
839,000	10.610% due 6/15/11 (c)(d)	921,325
100,000	8.110% due 1/13/12 (d)	100,660
200,000	8.000% due 12/15/16	197,764
1,000,000	General Motors Acceptance Corp., Bonds, 8.000% due 11/1/31	1,105,792
	Total Consumer Finance	2,325,541
Containers & Packaging — 6.6%
1,165,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14†	1,205,775
	Graphic Packaging International Corp.:
145,000	Senior Notes, 8.500% due 8/15/11	151,525
750,000	Senior Subordinated Notes, 9.500% due 8/15/13	803,437
600,000	Impress Holdings BV, Senior Secured Bonds, 8.585% due 9/15/13 (c)(d)	618,000
250,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (c)	261,875
275,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (e)	2,750
	Total Containers & Packaging	3,043,362

See Notes to Financial Statements.

16            Legg Mason Partners Income Trust 2007 Annual Report

Schedules of Investments (February 28, 2007) (continued)

Face
Amount	Security	Value
Diversified Consumer Services — 1.9%
	Education Management LLC/Education Management Corp.:
$325,000	8.750% due 6/1/14	$343,688
425,000	10.250% due 6/1/16	463,250
	Service Corp. International:
50,000	Debentures, 7.875% due 2/1/13	51,750
30,000	Senior Notes, 7.625% due 10/1/18	32,025
	Total Diversified Consumer Services	890,713
Diversified Financial Services — 14.1%
840,000	AAC Group Holding Corp., step bond to yield 9.126% due 10/1/12 Basell AF SCA:	764,400
375,000	Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (c)	397,500
400,000	Senior Subordinated Notes, 8.375% due 8/15/15 (c)	579,496
330,000	CEVA Group PLC, 8.500% due 12/1/14 (b)	458,437
170,000	CitiSteel USA Inc., Senior Secured Notes, 12.949% due 9/1/10 (d)	176,375
220,000	Hellas II, Subordinated Notes, 9.704% due 1/15/15 (c)(d)	299,803
1,150,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (c)	1,187,375
70,000	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11	68,950
340,000	MMG Fiduciary Trust Corp., 6.750% due 2/1/16	345,932
180,000	PGS Solutions Inc., Senior Subordinated Notes, 9.625% due 2/15/15 (c)	186,349
400,000	Standard Aero Holdings Inc., 8.250% due 9/1/14	409,000
264,000	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12	279,180
270,000	UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12	297,000
20,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 10.644% due 10/1/15	16,450
750,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	774,375
178,000	Zlomrex International Finance S.A., Secured Notes, 8.500% due 2/1/14 (c)	235,809
	Total Diversified Financial Services	6,476,431
Diversified Telecommunication Services — 17.2%
450,000	Axtel SA de CV, Senior Notes, 7.625% due 2/1/17 (c)	452,250
	Hawaiian Telcom Communications Inc.:
15,000	Senior Notes, Series B, 10.889% due 5/1/13 (d)	15,450
890,000	Senior Subordinated Notes, Series B, 12.500% due 5/1/15	1,003,475
780,000	Inmarsat Finance PLC, 7.625% due 6/30/12	813,150
	Intelsat Bermuda Ltd., Senior Notes:
865,000	8.872% due 1/15/15 (c)(d)	889,869
460,000	11.250% due 6/15/16 (c)	523,250
110,000	Level 3 Communications Inc., Senior Notes, 11.500% due 3/1/10	122,650
	Level 3 Financing Inc., Senior Notes:
575,000	11.800% due 3/15/11 (d)	622,437
140,000	9.250% due 11/1/14 (c)	144,375
90,000	9.150% due 2/15/15 (c)(d)	91,125

See Notes to Financial Statements.

Legg Mason Partners Income Trust 2007 Annual Report	17

Schedules of Investments (February 28, 2007) (continued)

Face
Amount	Security	Value
Diversified Telecommunication Services — 17.2% (continued)
	NTL Cable PLC, Senior Notes:
$325,000	8.750% due 4/15/14	$340,437
280,000	9.750% due 4/15/14	582,158
220,000	9.125% due 8/15/16	234,850
	Qwest Communications International Inc., Senior Notes:
70,000	7.500% due 2/15/14	72,888
340,000	Series B, 7.500% due 2/15/14	354,025
	Wind Acquisition Finance SA:
502,443	12.610% due 12/21/11	511,655
300,000	Senior Bond, 10.750% due 12/1/15 (c)	347,250
700,000	Windstream Corp., 8.625% due 8/1/16	770,000
	Total Diversified Telecommunication Services	7,891,294
Electric Utilities — 0.5%
200,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	233,000
Electronic Equipment & Instruments — 2.5%
	NXP BV/NXP Funding LLC:
935,000	Senior Notes, 9.500% due 10/15/15 (c)	970,062
190,000	Senior Secured Bond, 7.875% due 10/15/14 (c)	197,125
	Total Electronic Equipment & Instruments	1,167,187
Energy Equipment & Services — 2.0%
780,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (c)	801,450
100,000	Universal Compression Inc., Senior Notes, 7.250% due 5/15/10	102,250
	Total Energy Equipment & Services	903,700
Food & Staples Retailing — 1.6%
625,000	Delhaize America Inc., Debentures, 9.000% due 4/15/31	753,906
Food Products — 1.7%
800,000	Dole Food Co. Inc., Senior Notes, 7.250% due 6/15/10	780,000
Health Care Equipment & Supplies — 1.4%
600,000	Fresenius Medical Care Capital Trust IV, 7.875% due 6/15/11	634,500
Health Care Providers & Services — 5.2%
	HCA Inc.:
	Notes:
325,000	9.000% due 12/15/14	334,699
225,000	6.375% due 1/15/15	194,625
257,000	Senior Notes, 6.500% due 2/15/16	221,662
	Senior Secured Notes:
245,000	9.250% due 11/15/16 (c)	263,069
190,000	9.625% due 11/15/16 (c)(f)	205,675
150,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	156,375

See Notes to Financial Statements.

18            Legg Mason Partners Income Trust 2007 Annual Report

Schedules of Investments (February 28, 2007) (continued)

Face
Amount	Security	Value
Health Care Providers & Services — 5.2% (continued)
	Tenet Healthcare Corp., Senior Notes:
$475,000	7.375% due 2/1/13	$446,500
330,000	9.875% due 7/1/14	337,425
205,000	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13	214,481
	Total Health Care Providers & Services	2,374,511
Hotels, Restaurants & Leisure — 6.9%
850,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	909,500
115,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	128,225
900,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10	985,500
	MGM MIRAGE Inc.:
725,000	Senior Notes, 7.625% due 1/15/17	737,687
105,000	Senior Subordinated Notes, 8.375% due 2/1/11	110,775
	Station Casinos Inc.:
40,000	Senior Notes, 6.000% due 4/1/12	39,000
	Senior Subordinated Notes:
200,000	6.500% due 2/1/14	186,500
70,000	6.875% due 3/1/16	65,363
	Total Hotels, Restaurants & Leisure	3,162,550
Household Durables — 4.0%
500,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (a)(b)(e)(g)	0
780,000	K Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	826,800
495,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	514,800
560,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.753% due 9/1/12	509,600
	Total Household Durables	1,851,200
Household Products — 1.7%
	Nutro Products Inc.:
70,000	Senior Notes, 9.400% due 10/15/13 (c)(d)	73,063
650,000	Senior Subordinated Notes, 10.750% due 4/15/14 (c)	718,250
	Total Household Products	791,313
Independent Power Producers & Energy Traders — 2.9%
330,000	AES China Generating Co., Ltd., Class A, 8.250% due 6/26/10	329,601
	NRG Energy Inc., Senior Notes:
700,000	7.375% due 2/1/16	715,750
285,000	7.375% due 1/15/17	290,700
	Total Independent Power Producers & Energy Traders	1,336,051
Internet & Catalog Retail — 0.9%
407,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14	411,070
IT Services — 1.9%
805,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	879,463

See Notes to Financial Statements.

Legg Mason Partners Income Trust 2007 Annual Report	19

Schedules of Investments (February 28, 2007) (continued)

Face
Amount	Security	Value
Leisure Equipment & Products — 2.6%
$440,000	Carlson Wagonlit BV, Senior Notes, 9.531% due 5/1/15 (c)(d)	$616,343
590,000	WMG Acquisition Corp., Senior Subordinated Notes, 7.375% due 4/15/14	575,250
	Total Leisure Equipment & Products	1,191,593
Life Sciences Tools & Services — 1.9%
630,000	Millipore Corp., 5.875% due 6/30/16	864,779
Machinery — 2.3%
269,000	Mueller Group Inc., Senior Subordinated Notes, 10.000% due 5/1/12	292,538
830,000	Mueller Holdings Inc., Senior Discount Notes, step bond to yield 10.899%
	due 4/15/14	759,450
	Total Machinery	1,051,988
Media — 18.7%
	Affinion Group Inc.:
885,000	Senior Notes, 10.125% due 10/15/13	960,225
70,000	Senior Subordinated Notes, 11.500% due 10/15/15	76,300
845,000	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16	964,356
630,000	CCH I Holdings LLC/CCH I Holdings Capital Corp., Senior Notes, 11.750%
	due 5/15/14	618,975
24,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	25,080
	CCH II LLC/CCH II Capital Corp., Senior Notes:
500,000	10.250% due 9/15/10	528,750
132,000	10.250% due 10/1/13	143,880
590,000	Central European Media Enterprises Ltd., 8.250% due 5/15/12 (c)	854,562
105,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125%
	due 1/15/12	104,475
	Charter Communications Holdings LLC/Charter Communications Holdings
	Capital Corp., Senior Discount Notes:
25,000	9.920% due 4/1/11	25,063
105,000	11.750% due 5/15/11	104,475
990,000	CMP Susquehanna Corp., Senior Subordinated Notes, 9.875% due 5/15/14 (c)	1,022,175
290,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes,
	Series B, 9.875% due 8/15/13	317,187
70,000	ION Media Networks Inc., Senior Secured Notes, 11.610% due 1/15/13 (c)(d)	73,500
	Lamar Media Corp., Senior Subordinated Notes:
90,000	7.250% due 1/1/13	91,800
295,000	6.625% due 8/15/15	292,050
405,000	Primedia Inc., Senior Notes, 8.875% due 5/15/11	418,162
	R.H. Donnelley Corp., Senior Discount Notes:
660,000	Series A-1, 6.875% due 1/15/13	646,800
150,000	Series A-2, 6.875% due 1/15/13	147,000
680,000	UPC Holding BV, Senior Notes, 7.750% due 1/15/14 (c)	915,419
300,000	Videotron Ltee., Senior Notes, 6.375% due 12/15/15	296,250
	Total Media	8,626,484

See Notes to Financial Statements.

20            Legg Mason Partners Income Trust 2007 Annual Report

Schedules of Investments (February 28, 2007) (continued)

Face
Amount	Security	Value
Metals & Mining — 7.8%
$675,000	Chaparral Steel Co., Senior Notes, 10.000% due 7/15/13	$757,687
650,000	Metals USA Holdings Corp., Senior Notes, 11.365% due 1/15/12 (c)(d)(f)	640,250
500,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	557,500
270,000	Pipe Holding PLC, Secured Notes, 7.750% due 11/1/11 (c)	550,775
500,000	Republic Technologies International LLC/RTI Capital Corp., Senior Secured Notes,
	13.750% due 7/15/09 (a)(b)(e)	0
145,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15 (c)	152,975
	Vale Overseas Ltd., Notes:
370,000	8.250% due 1/17/34	454,595
450,000	6.875% due 11/21/36	475,540
	Total Metals & Mining	3,589,322
Multi-Utilities — 2.0%
480,000	Heating Finance PLC, Notes, 7.875% due 3/31/14 (c)	913,251
Multiline Retail — 1.9%
	Neiman Marcus Group Inc.:
190,000	Senior Notes, 9.000% due 10/15/15 (f)	209,950
610,000	Senior Subordinated Notes, 10.375% due 10/15/15	686,250
	Total Multiline Retail	896,200
Oil, Gas & Consumable Fuels — 24.5%
1,220,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12†	1,256,600
90,000	Colorado Interstate Gas Co., Senior Notes, 6.800% due 11/15/15	96,695
250,000	Costilla Energy Inc., Senior Subordinated Notes, 10.250% due 10/1/06 (a)(b)(e)	0
525,000	El Paso Corp., Notes, 7.875% due 6/15/12	572,250
970,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	986,975
	Gazprom:
	Bonds:
7,490,000	Series A7, 6.790% due 10/29/09	287,209
2,500,000	Series A8, 7.000% due 10/27/11	95,673
290,000	Loan Participation Notes, 6.212% due 11/22/16 (c)	290,580
5,028,000	Gazprom OAO, Series A6, 0.266% due 8/6/09 (d)	194,105
280,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	284,550
230,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	225,975
145,000	Northwest Pipeline Corp., Senior Notes, 7.000% due 6/15/16	156,237
75,000	OMI Corp., Senior Notes, 7.625% due 12/1/13	76,125
940,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14 (c)	977,600
600,000	Pemex Project Funding Master Trust, Bonds, 6.625% due 6/15/35	621,750
800,000	Petrozuata Finance Inc., 8.220% due 4/1/17 (c)	798,000
	Pogo Producing Co., Senior Subordinated Notes:
220,000	7.875% due 5/1/13	223,850
300,000	Series B, 8.250% due 4/15/11	306,375
375,000	Quicksilver Resources Inc., Senior Subordinated Notes, 7.125% due 4/1/16	369,375
970,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (c)	989,400
25,000	SESI LLC, Senior Notes, 6.875% due 6/1/14	24,938
25,000	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	23,625

See Notes to Financial Statements.

Legg Mason Partners Income Trust 2007 Annual Report	21

Schedules of Investments (February 28, 2007) (continued)

Face
Amount	Security	Value
Oil, Gas & Consumable Fuels — 24.5% (continued)
	Whiting Petroleum Corp., Senior Subordinated Notes:
$25,000	7.250% due 5/1/12	$25,000
600,000	7.000% due 2/1/14	595,500
	Williams Cos. Inc.:
75,000	Notes, 7.125% due 9/1/11	78,750
600,000	Senior Notes, 7.625% due 7/15/19	654,000
1,000,000	Williams Partners LP/Williams Partners Finance Corp., 7.250% due 2/1/17 (c)	1,055,000
	Total Oil, Gas & Consumable Fuels	11,266,137
Paper & Forest Products — 8.1%
	Appleton Papers Inc.:
390,000	Senior Notes, 8.125% due 6/15/11	405,600
575,000	Senior Subordinated Notes, Series B, 9.750% due 6/15/14	598,719
161,000	Lecta S.A., 6.431% due 2/15/14 (c)(d)	216,111
	NewPage Corp.:
	Senior Secured Notes:
75,000	10.000% due 5/1/12	82,125
755,000	11.610% due 5/1/12 (d)	826,725
30,000	Senior Subordinated Notes, 12.000% due 5/1/13	32,850
1,445,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25†	1,473,900
105,000	Verso Paper Holdings LLC, Senior Subordinated Notes, 11.375% due 8/1/16 (c)	113,400
	Total Paper & Forest Products	3,749,430
Pharmaceuticals — 3.1%
740,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12	788,100
650,000	Valeant Pharmaceuticals International, Senior Notes, 7.000% due 12/15/11	624,000
	Total Pharmaceuticals	1,412,100
Real Estate Investment Trusts (REITs) — 0.2%
110,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	111,650
Real Estate Management & Development — 1.7%
800,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes,
	9.500% due 10/1/15	772,000
Road & Rail — 3.9%
	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
505,000	9.375% due 5/1/12	544,137
30,000	12.500% due 6/15/12	32,513
	Hertz Corp.:
300,000	8.875% due 1/1/14	324,750
785,000	10.500% due 1/1/16	898,825
	Total Road & Rail	1,800,225
Semiconductors & Semiconductor Equipment — 1.7%
785,000	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14 (c)	799,719

See Notes to Financial Statements.

22            Legg Mason Partners Income Trust 2007 Annual Report

Schedules of Investments (February 28, 2007) (continued)

Face
Amount	Security	Value
Software — 0.4%
$183,830	UGS Capital Corp. II, Senior Notes, 10.348% due 6/1/11 (c)(f)	$187,966
Specialty Retail — 1.9%
770,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	776,738
370,000	Flooring America Inc., Senior Notes, Series B, 9.250% due 10/15/07 (a)(b)(e)	0
110,000	Linens ‘n Things Inc., Senior Secured Notes, 10.985% due 1/15/14 (d)	108,350
	Total Specialty Retail	885,088
Textiles, Apparel & Luxury Goods — 4.0%
	Levi Strauss & Co., Senior Notes:
400,000	8.625% due 4/1/13	576,850
350,000	9.750% due 1/15/15	386,750
750,000	8.875% due 4/1/16	811,875
100,000	Simmons Co., Senior Discount Notes, step bond to yield 9.995% due 12/15/14	83,500
	Total Textiles, Apparel & Luxury Goods	1,858,975
Tobacco — 0.2%
90,000	Alliance One International Inc., Senior Notes, 11.000% due 5/15/12	98,550
Trading Companies & Distributors — 2.7%
700,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (c)	759,500
425,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (c)	461,125
	Total Trading Companies & Distributors	1,220,625
Wireless Telecommunication Services — 4.9%
60,000	Rogers Wireless Communications Inc., Senior Secured Notes, 7.250% due 12/15/12	64,725
180,000	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12	192,825
	Rural Cellular Corp.:
100,000	Secured Notes, 8.250% due 3/15/12	104,250
240,000	Senior Notes, 9.875% due 2/1/10	255,000
1,320,000	True Move Co., Ltd., 10.750% due 12/16/13 (c)	1,353,000
274,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation, 8.250% due 5/23/16 (c)	292,495
	Total Wireless Telecommunication Services	2,262,295
	TOTAL CORPORATE BONDS & NOTES (Cost — $91,923,312)	93,286,429
ASSET-BACKED SECURITY — 0.0%
Diversified Financial Services — 0.0%
370,387	Airplanes Pass-Through Trust, Subordinated Notes, Series D, 10.875% due 3/15/19 (a)(b)(e) (Cost — $374,458)	0
CONVERTIBLE BOND & NOTE — 0.2%
Automobiles — 0.2%
90,000	Ford Motor Co., Senior Notes, 4.250% due 12/15/36 (Cost — $90,000)	100,913

See Notes to Financial Statements.

Legg Mason Partners Income Trust 2007 Annual Report	23

Schedules of Investments (February 28, 2007) (continued)

Face
Amount	Security	Value
SOVEREIGN BONDS — 30.6%
Argentina — 4.3%
	Republic of Argentina:
$1,417,500	5.475% due 8/3/12 (d)†	$1,344,288
955,776	Bonds, 2.000% due 1/3/10 (d)	639,509
	Total Argentina	1,983,797
Brazil — 8.9%
3,070,000	Federative Republic of Brazil, 11.000% due 8/17/40†	4,101,520
Colombia — 2.5%
1,048,000	Republic of Colombia, 7.375% due 9/18/37†	1,121,098
Ecuador — 0.7%
380,000	Republic of Ecuador, 10.000% due 8/15/30 (d)	324,900
Indonesia — 1.0%
370,000	Republic of Indonesia, 8.500% due 10/12/35 (c)	453,694
Panama — 1.7%
592,000	Republic of Panama, 9.375% due 4/1/29	792,540
Peru — 1.7%
610,000	Republic of Peru, 8.750% due 11/21/33	795,897
Philippines — 1.0%
419,000	Republic of the Philippines, 7.750% due 1/14/31	472,674
Turkey — 3.0%
1,440,000	Republic of Turkey, Notes, 6.875% due 3/17/36†	1,362,600
Uruguay — 1.3%
520,000	Republic of Uruguay, 8.000% due 11/18/22	585,000
Venezuela — 4.5%
	Bolivarian Republic of Venezuela:
2,210,000	5.750% due 2/26/16	2,065,245
12,000	Collective Action Securities, 9.375% due 1/13/34	15,600
	Total Venezuela	2,080,845
	TOTAL SOVEREIGN BONDS (Cost — $13,651,432)	14,074,565

Shares
COMMON STOCKS — 0.2%
CONSUMER DISCRETIONARY — 0.1%
Household Durables — 0.1%
1,594,550	Home Interiors & Gifts Inc. (a)(b)*	15,946
2,998	Mattress Discounters Corp. (a)(b)*	0
	TOTAL CONSUMER DISCRETIONARY	15,946

See Notes to Financial Statements.

24            Legg Mason Partners Income Trust 2007 Annual Report

Schedules of Investments (February 28, 2007) (continued)

Shares	Security	Value
CONSUMER STAPLES — 0.0%
Food Products — 0.0%
112	Imperial Sugar Co.	$3,457
INDUSTRIALS — 0.1%
Commercial Services & Supplies — 0.1%
8,621	Continental AFA Dispensing Co. (a)(b)*	47,415
INFORMATION TECHNOLOGY — 0.0%
Computers & Peripherals — 0.0%
4,055	Axiohm Transaction Solutions Inc. (a)(b)*	0
	TOTAL COMMON STOCKS (Cost — $861,599)	66,818
ESCROWED SHARES(a)(b)(e) — 0.0%
375,000	Breed Technologies Inc.*	0
375,000	Pillowtex Corp. *	0
264,806	Vlasic Foods International Inc.*	5,296
	TOTAL ESCROWED SHARES (Cost — $0)	5,296
PREFERRED STOCKS — 1.7%
CONSUMER DISCRETIONARY — 1.7%
Media — 1.7%
101	ION Media Networks Inc., (f)*	787,800
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
439	TCR Holdings Corp., Class B Shares (a)(b)*	1
241	TCR Holdings Corp., Class C Shares (a)(b)*	0
636	TCR Holdings Corp., Class D Shares (a)(b)*	1
1,316	TCR Holdings Corp., Class E Shares (a)(b)*	1
	TOTAL FINANCIALS	3
	TOTAL PREFERRED STOCKS (Cost — $748,606)	787,803
CONVERTIBLE PREFERRED STOCKS — 0.5%
ENERGY — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
804	Chesapeake Energy Corp., Convertible, 6.250% (Cost — $202,002)	209,040

Warrants
WARRANTS — 0.0%
160	Brown Jordan International Inc., Expires 8/15/07 (a)(c)*	2
803,849	ContiFinancial Corp., Liquidating Trust, Units of Interest (Represents interest in a trust in the liquidation of ContiFinancial Corp. and its affiliates) (a)(b)*	2
200	Leap Wireless International Inc., Expires 4/15/10 (a)(b)(c)*	0

See Notes to Financial Statements.

Legg Mason Partners Income Trust 2007 Annual Report	25

Schedules of Investments (February 28, 2007) (continued)

Warrants	Security	Value
WARRANTS — 0.0% (continued)
500	Mattress Discounters Co., Expires 7/15/07(a)(b)(c)*	$0
2,521	Pillowtex Corp., Expires 11/24/09(a)(b)*	0
	TOTAL WARRANTS (Cost — $13,803)	4
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $107,865,212)	108,530,868

Face
Amount‡
SHORT-TERM INVESTMENTS — 14.4%
Credit Linked Notes — 0.4%
$200,000		UBS AG Jersey Branch, Medium-Term Notes, 17.289% due 4/12/07 (Cost — $200,720)	200,720
Sovereign Bonds — 3.7%
		Egypt Treasury Bills:
3,450,000	EGP	Series 364, zero coupon bond to yield 9.416% due 11/20/07	566,667
1,325,000	EGP	Zero coupon bond to yield 9.419% due 4/17/07	229,834
5,375,000	EGP	Zero coupon bond to yield 9.321% due 10/30/07	887,941
		Total Sovereign Bonds (Cost — $1,675,692)	1,684,442
Repurchase Agreement — 10.3%
4,757,000		Nomura Securities International Inc. repurchase agreement dated 2/28/07, 5.300% due 3/1/07; Proceeds at maturity — $4,757,700; (Fully collateralized by Federal National Mortgage Association, 4.625% due 10/15/13; Market value — $4,853,130) (Cost — $4,757,000)	4,757,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $6,633,412)	6,642,162
		TOTAL INVESTMENTS — 250.3% (Cost — $114,498,624#)	115,173,030
		Liabilities in Excess of Other Assets — (150.3)%	(69,156,898)
		TOTAL NET ASSETS — 100.0%	$46,016,132

*	Non-income producing security.
†	All or a portion of this security is segregated for open forward foreign currency contracts.
‡	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Illiquid security.
(b)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2007.
(e)	Security is currently in default.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Security has no maturity date. The date shown represents the next call date.
#	Aggregate cost for federal income tax purposes is $114,701,724.
Abbreviations used in this schedule:
EGP — Egyptian Pound

See Notes to Financial Statements.

26            Legg Mason Partners Income Trust 2007 Annual Report

Schedules of Investments (February 28, 2007) (continued)

WESTERN ASSET EMERGING MARKETS DEBT PORTFOLIO

Face Amount†		Security	Value
SOVEREIGN BONDS — 61.5%
Argentina — 4.4%
		Republic of Argentina:
202,000	EUR	9.000% due 6/20/03 (a)	$89,531
452,000	DEM	7.000% due 3/18/04 (a)	106,252
154,000	DEM	11.250% due 4/10/06 (a)	37,243
476,000	EUR	10.250% due 1/26/07 (a)	218,059
120,000		5.475% due 8/3/12 (b)	113,802
415,873	ARS	Bonds, 2.000% due 1/3/10 (b)	278,260
		GDP Linked Securities:
40,000	EUR	0.000% due 12/15/35 (b)	6,668
527,522	ARS	1.000% due 12/15/35 (a)(b)	18,973
5,000		1.330% due 12/15/35 (a)(b)	664
		Total Argentina	869,452
Brazil — 13.7%
746,000		Federative Republic of Brazil: 11.000% due 8/17/40	996,656
		Collective Action Securities:
399,000		8.750% due 2/4/25	503,737
1,058,000		Notes, 8.000% due 1/15/15	1,184,960
		Total Brazil	2,685,353
Colombia — 3.3%
612,000		Republic of Colombia, 7.375% due 9/18/37	654,687
Ecuador — 1.1%
247,000		Republic of Ecuador, 10.000% due 8/15/30 (c)	211,185
El Salvador — 0.8%
134,000		Republic of El Salvador, 7.750% due 1/24/23 (c)	154,435
Indonesia — 0.7%
118,000		Republic of Indonesia, 8.500% due 10/12/35 (c)	144,692
Mexico — 10.5%
		United Mexican States, Medium-Term Notes:
1,536,000		5.625% due 1/15/17	1,542,912
475,000		6.750% due 9/27/34	518,819
		Total Mexico	2,061,731
Panama — 2.4%
357,000		Republic of Panama, 9.375% due 4/1/29	477,934

See Notes to Financial Statements.

Legg Mason Partners Income Trust 2007 Annual Report	27

Schedules of Investments (February 28, 2007) (continued)

Face Amount†	Security	Value
Peru — 1.9%
	Republic of Peru:
240,000	8.750% due 11/21/33	$313,140
63,360	FLIRB, 5.000% due 3/7/17 (b)	63,201
	Total Peru	376,341
Philippines — 1.0%
	Republic of the Philippines:
128,000	10.625% due 3/16/25	182,397
11,000	7.750% due 1/14/31	12,409
	Total Philippines	194,806
Russia — 9.9%
1,707,000	Russian Federation, 5.000% due 3/31/30 (c)	1,935,311
South Africa — 1.1%
201,000	Republic of South Africa, 6.500% due 6/2/14	213,060
Turkey — 4.1%
	Republic of Turkey:
335,000	11.875% due 1/15/30	511,712
315,000	Notes, 6.875% due 3/17/36	298,069
	Total Turkey	809,781
Uruguay — 1.4%
237,838	Republic of Uruguay, Benchmark Bonds, 7.875% due 1/15/33 (d)	265,487
Venezuela — 5.2%
	Bolivarian Republic of Venezuela:
950,000	5.750% due 2/26/16	887,775
108,000	Collective Action Securities, 9.375% due 1/13/34	140,400
	Total Venezuela	1,028,175
	TOTAL SOVEREIGN BONDS (Cost — $11,114,707)	12,082,430
CORPORATE BONDS & NOTES — 28.5%
Brazil — 4.8%
	Vale Overseas Ltd., Notes:
273,000	6.250% due 1/23/17	281,998
127,000	8.250% due 1/17/34	156,037
470,000	6.875% due 11/21/36	496,675
	Total Brazil	934,710
Chile — 1.7%
	Enersis SA, Notes:
277,000	7.375% due 1/15/14	303,477
28,000	7.400% due 12/1/16	31,245
	Total Chile	334,722

See Notes to Financial Statements.

28            Legg Mason Partners Income Trust 2007 Annual Report

Schedules of Investments (February 28, 2007) (continued)

Face Amount†		Security	Value
Luxembourg — 0.8%
50,000		Gazprom, Loan Participation Notes, 6.212% due 11/22/16 (c)	$50,100
100,000		UBS Luxembourg SA, Notes, 8.250% due 5/23/16	106,750
		Total Luxembourg	156,850
Malaysia — 1.3%
142,000		Penerbangan Malaysia Berhad, Bonds, 5.625% due 3/15/16	145,580
100,000		Sarawak International Inc., Senior Bonds, 5.500% due 8/3/15	100,009
		Total Malaysia	245,589
Mexico — 6.8%
		Axtel SA de CV:
10,000		11.000% due 12/15/13	11,200
70,000		Senior Notes, 7.625% due 2/1/17 (c)	70,350
50,000		Banco Mercantil del Norte SA, Subordinated Bonds, 6.135% due 10/13/16 (b)(c)	50,967
10,000		Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 12.500% due 6/15/12	10,838
		Pemex Project Funding Master Trust:
127,000		9.125% due 10/13/10	141,922
785,000		Bonds, 6.625% due 6/15/35	813,456
2,700,000	MXN	Telefonos de Mexico SA de CV, 0XBSenior Notes, 8.750% due 1/31/16	243,260
		Total Mexico	1,341,993
Netherlands — 1.0%
100,000		ATF Capital BV, 9.250% due 2/21/14 (c)	99,750
100,000		TuranAlem Finance BV, 8.250% due 1/22/37 (c)	101,625
		Total Netherlands	201,375
Panama — 0.5%
100,000		MMG Fiduciary Trust Corp., 6.750% due 2/1/16	101,745
Russia — 7.6%
		Gazprom:
		Bonds:
12,470,000	RUB	Series A7, 6.790% due 10/29/09	478,170
4,160,000	RUB	Series A8, 7.000% due 10/27/11	159,199
4,680,000	RUB	OAO, Series A6, 6.950% due 8/6/09	180,671
340,000		Russian Agricultural Bank, Notes, 7.175% due 5/16/13 (c)	356,575
300,000		TNK-BP Finance SA, 7.500% due 7/18/16 (c)	318,000
		Total Russia	1,492,615
Thailand — 1.0%
200,000		True Move Co., Ltd., 10.750% due 12/16/13 (c)	205,000
Venezuela — 3.0%
590,000		Petrozuata Finance Inc., 8.220% due 4/1/17	591,475

		TOTAL CORPORATE BONDS & NOTES (Cost — $5,462,773)	5,606,074

See Notes to Financial Statements.

Legg Mason Partners Income Trust 2007 Annual Report	29

Schedules of Investments (February 28, 2007) (continued)

Warrant	Security	Value
WARRANT — 0.5%
2,590	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires, Expires 4/15/20* (Cost — $0)	$93,888
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $16,577,480)	17,782,392

Face Amount
SHORT-TERM INVESTMENTS — 8.6%
Credit Linked Notes — 1.0%
$200,000		UBS AG Jersey Branch, Medium-Term Notes, 7.684% due 4/12/07 (Cost — $200,720)	200,720
Sovereign Bonds — 5.0%
		Egypt Treasury Bills:
550,000	EGP	Series 364, zero coupon bond to yield 9.521% due 11/20/07	90,338
850,000	EGP	Zero coupon bond to yield 9.646% due 4/17/07	147,441
4,200,000	EGP	Zero coupon bond to yield 9.543% due 10/30/07	693,835
350,000	EGP	Zero coupon bond to yield 9.491% due 11/6/07	57,740
		Total Sovereign Bonds (Cost — $983,630)	989,354
Repurchase Agreement — 2.6%
506,000		Nomura Securities International Inc. repurchase agreement dated 2/28/07, 5.300% due 3/1/07; Proceeds at maturity — $506,074; (Fully collateralized by U.S government agency obligation, 4.875% due 11/18/2011; Market value — $520,952 (Cost — $506,000)	506,000
		TOTAL SHORT-TERM INVESTMENTS (Cost — $1,690,350)	1,696,074

		TOTAL INVESTMENTS — 99.1% (Cost — $18,267,830#)	19,478,466
		Other Assets in Excess of Liabilities — 0.9%	173,610
		TOTAL NET ASSETS — 100.0%	$19,652,076

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Security is currently in default.
(b)	Variable rate security. Interest rate disclosed is that which is in effect at February 28, 2007.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
#	Aggregate cost for federal income tax purposes is $18,292,156.

Abbreviations used in this schedule:
ARS	– Argentine Peso
DEM	– German Mark
EGP	– Egyptian Pound
EUR	– Euro
FLIRB	– Front-Loaded Interest Reduction Bonds
GDP	– Gross Domestic Product
MXN	– Mexican Peso
RUB	– Russian Ruble

See Notes to Financial Statements.

30            Legg Mason Partners Income Trust 2007 Annual Report

Statements of Assets and Liabilities (February 28, 2007)

	Western Asset Global High Yield Bond Portfolio	Western Asset Emerging Markets Debt Portfolio
ASSETS:
Investments, at cost	$109,741,624	$17,761,830
Repurchase agreement, at cost	4,757,000	506,000
Foreign currency, at cost	2,734,419	10,985
Investments, at value	110,416,030	18,972,466
Repurchase agreement, at value	4,757,000	506,000
Foreign currency, at value	2,735,851	10,971
Cash	487	638
Dividends and interest receivable	1,999,742	248,973
Receivable for securities sold	1,403,156	—
Receivable for Fund shares sold	312,857	—
Receivable for open forward currency contracts	22,824	—
Receivable from investment manager	1,061	3,605
Prepaid expenses	10,708	11,569
Total Assets	121,659,716	19,754,222
LIABILITIES:
Payable for Fund shares repurchased	71,674,494	—
Payable for securities purchased	3,647,264	—
Payable for open forward currency contracts	181,832	—
Investment management fee payable	41,408	—
Directors’ fees payable	6,363	5,296
Directors’ retirement fees payable	2,122	682
Distributions payable	515	—
Accrued expenses	89,586	96,168
Total Liabilities	75,643,584	102,146
Total Net Assets	$46,016,132	$19,652,076

NET ASSETS:
Par value (Note 5)	$6,452	$3,975
Paid-in capital in excess of par value	48,814,723	18,381,675
Undistributed (overdistriduted) net investment income	866,286	(341)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(4,190,757)	56,135
Net unrealized appreciation on investments and foreign currencies	519,428	1,210,632
Total Net Assets	$46,016,132	$19,652,076
Shares Outstanding	6,452,056	3,975,330
Net Asset Value	$7.13	$4.94

See Notes to Financial Statements.

Legg Mason Partners Income Trust 2007 Annual Report	31

Statements of Operations (For the year ended February 28, 2007)

	Western Asset Global High Yield Bond Portfolio	Western Asset Emerging Markets Debt Portfolio
INVESTMENT INCOME:
Interest	$9,859,546	$2,113,609
Dividends	9,262	15,540
Total Investment Income	9,868,808	2,129,149
EXPENSES:
Investment management fee (Note 2)	703,645	244,703
Shareholder reports	79,320	52,295
Legal fees	62,060	31,575
Audit and tax	41,475	40,770
Registration fees	34,625	19,880
Directors’ fees (Notes 2 and 10)	27,242	24,617
Restructuring fees (Note 10)	21,266	4,627
Custody fees	2,634	7,136
Transfer agent fees	2,451	2,468
Insurance	1,027	582
Miscellaneous expenses	12,210	7,164
Total Expenses	987,955	435,817
Less: Fee waivers and/or expense reimbursements (Notes 2 and 10)	(191,153)	(188,214)
Net Expenses	796,802	247,603
Net Investment Income	9,072,006	1,881,546
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	1,903,339	3,914,919
Foreign currency transactions	(264,043)	9,114
Net Realized Gain	1,639,296	3,924,033
Change in Net Unrealized Appreciation/Depreciation From:
Investments	2,177,473	(5,860,247)
Foreign currencies	(154,978)	45
Change in Net Unrealized Appreciation/Depreciation	2,022,495	(5,860,202)
Net Gain (Loss) on Investments and Foreign Currency Transactions	3,661,791	(1,936,169)
Increase (Decrease) in Net Assets From Operations	$12,733,797	$(54,623)

See Notes to Financial Statements.

32            Legg Mason Partners Income Trust 2007 Annual Report

Statements of Changes in Net Assets (For the years ended February 28,)

Western Asset Global High Yield Bond Portfolio	2007	2006
OPERATIONS:
Net investment income	$9,072,006	$12,522,601
Net realized gain	1,639,296	1,205,497
Change in net unrealized appreciation/depreciation	2,022,495	(6,167,457)
Increase in Net Assets From Operations	12,733,797	7,560,641
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(10,499,992)	(12,300,018)
Decrease in Net Assets From Distributions to Shareholders	(10,499,992)	(12,300,018)
FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	63,710,744	90,999,915
Reinvestment of distributions	4,624,781	7,767,515
Cost of shares repurchased	(219,936,702)	(42,074,324)
Increase (Decrease) in Net Assets From Fund Share Transactions	(151,601,177)	56,693,106
Increase (Decrease) in Net Assets	(149,367,372)	51,953,729
NET ASSETS:
Beginning of year	195,383,504	143,429,775
End of year*	$46,016,132	$195,383,504

* Includes undistributed net investment income of:	$866,286	$1,679,556

See Notes to Financial Statements.

Legg Mason Partners Income Trust 2007 Annual Report	33

Statements of Changes in Net Assets (For the years ended February 28,) (continued)

Western Asset Emerging Markets Debt Portfolio	2007	2006
OPERATIONS:
Net investment income	$1,881,546	$5,219,886
Net realized gain	3,924,033	6,209,429
Change in net unrealized appreciation/depreciation	(5,860,202)	382,273
Increase (Decrease) in Net Assets From Operations	(54,623)	11,811,588
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(2,386,126)	(5,750,004)
Net realized gains	(4,564,863)	(7,692,286)
Decrease in Net Assets From Distributions to Shareholders	(6,950,989)	(13,442,290)
FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	3,706,069	29,272,296
Reinvestment of distributions	6,949,403	13,403,966
Cost of shares repurchased	(77,627,820)	(20,203,453)
Increase (Decrease) in Net Assets From Fund Share Transactions	(66,972,348)	22,472,809
Increase (Decrease) in Net Assets	(73,977,960)	20,842,107
NET ASSETS:
Beginning of year	93,630,036	72,787,929
End of year*	$19,652,076	$93,630,036

* Includes undistributed (overdistributed) net investment income of:	$(341)	$534,047

See Notes to Financial Statements.

34            Legg Mason Partners Income Trust 2007 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Western Asset Global High Yield Bond Portfolio	2007(1)		2006(1)	2005(1)	2004(1)(2)	2003(1)
Net Asset Value, Beginning of Year	$6.97		$7.18	$6.95	$6.21	$6.10
Income (Loss) From Operations:
Net investment income	0.50		0.51	0.53	0.57	0.57
Net realized and unrealized gain (loss)	0.25		(0.26)	0.23	0.85	0.06
Total Income From Operations	0.75		0.25	0.76	1.42	0.63
Less Distributions From:
Net investment income	(0.59)		(0.46)	(0.53)	(0.68)	(0.52)
Total Distributions	(0.59)		(0.46)	(0.53)	(0.68)	(0.52)
Net Asset Value, End of Year	$7.13		$6.97	$7.18	$6.95	$6.21
Total Return(3)	11.11%		3.68%	10.95%	23.37%	10.52%
Net Assets, End of Year (000s)	$46,016		$195,384	$143,430	$119,322	$92,541
Ratios to Average Net Assets:
Gross expenses	0.77	%(4)	0.72%	0.72%	0.79%	0.75%
Net expenses(5)(6)	0.62	(4)	0.55	0.55	0.55	0.55
Net investment income	7.09		7.15	7.52	8.38	9.15
Portfolio Turnover Rate	126%		28%	39%	79%	45%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the year ended February 29, 2004.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.75% and 0.61%, respectively (Note 10).

(5)

As a result of an expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extra-ordinary expenses, of the Fund’s shares will not exceed 0.70%. Prior to October 2, 2006, the expense limitation was 0.55%.

(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Income Trust 2007 Annual Report	35

Financial Highlights (continued)

For a share of capital stock outstanding throughout each year ended February 28, unless otherwise noted:

Western Asset Emerging Markets Debt Portfolio	2007(1)		2006	2005(1)	2004(1)(2)	2003(1)
Net Asset Value, Beginning of Year	$6.39		$6.58	$6.27	$6.61	$6.71
Income (Loss) From Operations:
Net investment income	0.35		0.42	0.45	0.56	0.65
Net realized and unrealized gain (loss)	0.03		0.51	0.47	1.02	0.10
Total Income From Operations	0.38		0.93	0.92	1.58	0.75
Less Distributions From:
Net investment income	(0.64)		(0.48)	(0.36)	(0.75)	(0.85)
Net realized gains	(1.19)		(0.64)	(0.25)	(1.17)	—
Total Distributions	(1.83)		(1.12)	(0.61)	(1.92)	(0.85)
Net Asset Value, End of Year	$4.94		$6.39	$6.58	$6.27	$6.61
Total Return(3)	6.45%		14.95%	14.89%	24.92%	12.10%
Net Assets, End of Year (000s)	$19,652		$93,630	$72,788	$40,829	$56,105
Ratios to Average Net Assets:
Gross expenses	1.33	%(4)	1.01%	1.04%	1.13%	0.95%
Net expenses(5)(6)	0.76	(4)	0.75	0.75	0.75	0.75
Net investment income	5.77		6.27	6.95	8.07	10.10
Portfolio Turnover Rate	100%		104%	157%	134%	178%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the year ended February 29, 2004.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.32% and 0.74%, respectively (Note 10).

(5)	As a result of an expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extra-ordinary expenses, of the Fund’s shares will not exceed 0.75%.
(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

36            Legg Mason Partners Income Trust 2007 Annual Report

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Western Asset Global High Yield Bond Portfolio (“Global High Yield Bond Portfolio”) and Western Asset Emerging Markets Debt Portfolio (“Emerging Markets Debt Portfolio”) (formerly known as Salomon Brothers Institutional High Yield Bond Fund and Salomon Brothers Institutional Emerging Markets Debt Fund, respectively), each a non-diversified fund, (collectively, the “Funds”) are separate investment funds of Western Asset Funds II (formerly known as Salomon Brothers Institutional Series Funds Inc.) (the “Series”). The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Effective as of close of business, April 13, 2007, the Funds are a separate non-diversified series of Legg Mason Partners Income Trust (the “New Trust”). The New Trust, a Maryland business trust, is registered under the 1940 Act, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds may value these investments at fair value as determined in accordance with the procedures approved by the Funds’ Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and

Legg Mason Partners Income Trust 2007 Annual Report	37

Notes to Financial Statements (continued)

accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Funds’ policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

38            Legg Mason Partners Income Trust 2007 Annual Report

Notes to Financial Statements (continued)

(f) Loan Participations. The Global High Yield Bond Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(g) Credit and Market Risk. The Funds invest in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Funds’ investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds’ investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Other Risks. Consistent with their objective to seek high current income, the Funds may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

(i) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(j) Expenses. Direct expenses are charged to the Funds; general expenses of the Series are allocated to the Funds based on each Fund’s relative net assets.

(k) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Legg Mason Partners Income Trust 2007 Annual Report	39

Notes to Financial Statements (continued)

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Fund	Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Global High Yield Bond Portfolio (a) (b)	$ 21,266 593,450	— $ (593,450)	$ (21,266 —)
Emerging Markets Debt Portfolio (a) (c)	4,627 (34,435)	— 34,435	(4,627 —)

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and income from mortgage backed securities treated as capital gains for tax purposes.

(c)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of various items.

2.  Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Salomon Brothers Asset Management (“SBAM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Funds. Under the investment management agreements, the Global High Yield Bond Portfolio paid an investment management fee calculated daily and payable monthly at an annual rate of 0.55% of the Fund’s average daily net assets. The Emerging Markets Debt Portfolio paid an investment management fee calculated daily and payable monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Funds’ investment manager and Western Asset Management Company (“Western Asset”) became each Fund’s subadviser. Effective October 2, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to Global High Yield Bond Portfolio. The portfolio managers who are responsible for the day-to-day management of the Funds remain the same immediately prior to and immediately after the date of these changes. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Funds. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Funds. The Funds’ investment management fees remain unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Funds. Western Asset pays Western Asset Limited a sub-advisory fee of 0.30% on the assets managed by Western Asset Limited.

Prior to October 2, 2006, Global High Yield Bond Portfolio had an expense limitation in place of 0.55%. After such time, it had an expense limitation of 0.70%. During the year ended February 28, 2007, Emerging Markets Debt Portfolio had an expense limit of 0.75%.

40            Legg Mason Partners Income Trust 2007 Annual Report

Notes to Financial Statements (continued)

During the year ended February 28, 2007, SBAM and LMPFA waived a portion of their investment management fees in the amount of $190,092 and $187,873 for Global High Yield Bond Portfolio and Emerging Markets Debt Portfolio, respectively. In addition, during the year ended February 28, 2007, Global High Yield Bond Portfolio and Emerging Markets Debt Portfolio were reimbursed for expenses amounting to $1,061 and $341, respectively.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Funds. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

Certain officers and one Trustee of the Series are employees of Legg Mason or its affiliates and do not receive compensation from the Funds.

3.  Investments

During the year ended February 28, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales
Global High Yield Bond Portfolio	$152,979,883	$164,335,794
Emerging Markets Debt Portfolio	33,361,037	57,292,405

At February 28, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Global High Yield Bond Portfolio	$3,922,805	$(3,451,499)	$471,306
Emerging Markets Debt Portfolio	1,200,366	(14,056)	1,186,310

At February 28, 2007, Global High Yield Bond Portfolio had the following open forward foreign currency contracts as described below:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
Euro	7,321,559	$9,536,038	5/9/07	$(178,810)
Euro	139,135	181,593	5/9/07	(3,022)
Pound Sterling	1,196,675	2,369,680	5/9/07	22,824
Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(159,008)

Legg Mason Partners Income Trust 2007 Annual Report	41

Notes to Financial Statements (continued)

4.  Line of Credit

The Funds, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $250 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended February 28, 2007, the commitment fee allocated to Global High Yield Bond Portfolio and Emerging Markets Debt Portfolio was $7,308 and $1,709, respectively. Since the line of credit was established, there have been no borrowings. Effective November 17, 2006, the line of credit was terminated.

5.  Capital Shares

At February 28, 2007, the Series had 10,000,000,000 shares of authorized capital stock, with par value of $0.001 per share.

Transactions in Fund shares for the periods indicated were as follows:

Global High Yield Bond Portfolio	Year Ended February 28, 2007	Year Ended February 28, 2006
Shares sold	9,026,028	12,882,029
Shares issued on reinvestment	666,713	1,143,964
Shares repurchased	(31,256,770)	(5,980,499)
Net Increase (Decrease)	(21,564,029)	8,045,494

Emerging Markets Debt Portfolio	Year Ended February 28, 2007	Year Ended February 28, 2006
Shares sold	595,069	4,335,455
Shares issued on reinvestment	1,354,436	2,204,600
Shares repurchased	(12,628,143)	(2,944,453)
Net Increase (Decrease)	(10,678,638)	3,595,602

6.  Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended February 28, 2007, was as follows:

	Global High Yield Bond Portfolio	Emerging Markets Debt Portfolio
Distributions Paid From:
Ordinary Income	$10,499,992	$3,825,584
Net Long-Term Capital Gains	—	3,125,405
Total Distributions Paid	$10,499,992	$6,950,989

42            Legg Mason Partners Income Trust 2007 Annual Report

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal year ended February 28, 2006 was as follows:

	Global High Yield	Emerging Markets
	Bond Portfolio	Debt Portfolio
Distributions Paid From:
Ordinary Income	$12,300,018	$9,219,836
Net Long-Term Capital Gains	—	4,222,454
Total Distributions Paid	$12,300,018	$13,442,290

As of February 28, 2007, the components of accumulated earnings on a tax basis were as follows:

	Global High Yield		Emerging Markets
	Bond Portfolio		Debt Portfolio
Undistributed ordinary income — net	$724,968		—
Undistributed long-term capital gains — net	—		$80,461
Total undistributed earnings	$724,968		$80,461
Capital loss carryforward*	$(3,987,657)		$—
Other book/tax temporary differences	141,318	(a)	(341	)(c)
Unrealized appreciation (depreciation)	316,328	(b)	1,186,306	(b)
Total accumulated earnings/(losses) — net	$(2,805,043)		$1,266,426

*

During the taxable year ended February 28, 2007, Global High Yield Bond Portfolio utilized $1,097,241 of its capital loss carryover available from prior years. As of February 28, 2007, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Global High Yield Bond Portfolio
2/28/2010	$(564,761)
2/28/2011	(3,422,896)
$(3,987,657)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

(c)	Other book/tax temporary differences are attributable primarily to book/tax treatment of various items.

7.  Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less

Legg Mason Partners Income Trust 2007 Annual Report	43

Notes to Financial Statements (continued)

money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Fund’s Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Funds’ manager does not believe that this matter will have a material adverse effect on the Affected Funds.

44            Legg Mason Partners Income Trust 2007 Annual Report

Notes to Financial Statements (continued)

These Funds are not among the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.  Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Funds’ manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and SBAM, which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds.The complaints also alleged that the defendants breached their fiduciary duty to the

Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a

Legg Mason Partners Income Trust 2007 Annual Report	45

Notes to Financial Statements (continued)

decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

9.  Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Funds’ manager believes that this matter is not likely to have a material adverse effect on the Funds.

10.  Special Shareholder Meeting and Reorganization

Shareholders approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented in 2007. As noted in the proxy materials, Legg Mason will pay for a portion of the costs related to these initiatives. The portions of the costs that are borne by the Funds will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of

46            Legg Mason Partners Income Trust 2007 Annual Report

Notes to Financial Statements (continued)

board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Funds and reflected in the Statements of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable. See also “Additional Shareholder Information” at the end of this report.

11.  Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for the Funds will be March 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Funds has determined that adopting FIN 48 will not have a material impact on the Funds’ financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

Legg Mason Partners Income Trust 2007 Annual Report	47

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Legg Mason Partners Income Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Western Asset Global High Yield Bond Portfolio (formerly Salomon Brothers Institutional High Yield Bond Fund) and Western Asset Emerging Markets Debt Portfolio (formerly Salomon Brothers Institutional Emerging Markets Debt Fund), each a series of Legg Mason Partners Income Trust (formerly each a series of Salomon Brothers Institutional Series Funds Inc) as of February 28, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period then ended February 28, 2005 were audited by other independent registered public accountants whose report thereon, dated April 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global High Yield Portfolio and Western Asset Emerging Markets Debt Portfolio as of February 28, 2007, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, New York

April 27, 2007

48            Legg Mason Partners Income Trust 2007 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Income Trust (formerly known as Salomon Brothers Institutional Series Funds Inc) (“Company”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Trustees of the Company and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Elliott J. Berv c/o R. Jay Gerken Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motorcity USA (Motorsport Racing) (2004 to 2005)	69

Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); Formerly, Interim Chancellor, Texas A&M University System (2003 to 2004); Formerly, Special Advisor to the President, Texas A&M University (2002 to 2003)	69	None

Jane F. Dasher c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)	69	None

Legg Mason Partners Income Trust	49

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Mark T. Finn c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1998)	69	None

Rainer Greeven c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)	69	None

Stephen Randolph Gross c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1947	Trustee	Since 1986	Chairman, HLB Gross Collin, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); Formerly, Managing Director, Fountainhead Ventures, LLC (technology accelerator) (1998 to 2003); Formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); Formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	69	Director, Andersen Calhoun (assisted living) (since 1987); Formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); Formerly Director ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson. Jr. c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1941	Trustee	Since 1985	Retired; Formerly, Headmaster, The New Atlanta Jewish Community High School. Atlanta, Georgia (1996 to 2000)	69	None

50            Legg Mason Partners Income Trust

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Diana R. Harrington c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1940	Trustee	Since 1992	Professor, Babson College (since 1992)	69	None

Susan M. Heilbron c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1945	Trustee	Since 1994	Independent Consultant (since 2001)	69	None

Susan B. Kerley c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1951	Trustee	Since 1992	Investment Consultant, Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)	69	Chairperson and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991)

Alan G. Merten c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1941	Trustee	Since 1990	President, George Mason University (since 1996)	69

Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003-2004); Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)	69	None

Legg Mason Partners Income Trust	51

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Interested Trustee:
R. Jay Gerken, CFA** Legg Mason 399 Park Avenue, 4th floor New York, NY 10022 Birth Year: 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, of Legg Mason, Chairman of the Board and Trustee of 139 Funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); Formerly, Chairman, President and Chief Executive Officer, Travelers Investment Adviser Inc. (2002 to 2005)	139	None

Officers:
Frances M. Guggino Legg Mason 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with Legg Mason (from 1999 to 2004)

				N/A	N/A

52            Legg Mason Partners Income Trust

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Officers:
Ted P. Becker Legg Mason 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

John Chiota Legg Mason 300 First Stamford Place, 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

.Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*                 Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

**          Indicates the earliest year in which the Trustee became a Board Member for a Fund in the Legg Mason Partners Fund complex.

***   Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Income Trust	53

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On January 12, 2007, a Special Meeting of Shareholders was held to vote at a trust level on various proposals recently approved by the Funds’ Board Members. The following table provides the number of votes cast for or withheld, as well as the number of abstentions as to the following proposal:

Election of Board Members†

Nominees	Votes For	Authority Withheld	Abstentions
Elliot J. Berv	10,562,757.375	239,950.000	0.000
A. Benton Cocanougher	10,550,570.375	252,137.000	0.000
Jane F. Dasher	10,550,097.375	252,610.000	0.000
Mark T. Finn	10,575,219.375	227,488.000	0.000
Rainer Greeven	10,548,304.375	254,403.000	0.000
Stephen Randolph Gross	10,554,553.375	248,154.000	0.000
Richard E. Hanson, Jr.	10,559,472.375	243,235.000	0.000
Diana R. Harrington	10,563,218.375	239,489.000	0.000
Susan M. Heilbron	10,559,756.375	242,951.000	0.000
Susan B. Kerley	10,564,266.375	238,441.000	0.000
Alan G. Merten	10,575,219.375	227,488.000	0.000
R. Richardson Pettit	10,553,518.375	249,189.000	0.000
R. Jay Gerken, CFA	10,547,242.375	255,465.000	0.000

†  Board Members are elected by the shareholders of all of the series of the Trust of which the fund is a series.

On January 12, 2007, a Special Meeting of Shareholders was held to vote at a Fund level on various proposals recently approved by the Funds’ Board Members. The following tables provide the number of votes cast for, against, as well as the number of abstentions and broker non-votes as to the following proposal:

Revise, Remove and Convert Fundamental Investment Policies

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Western Asset Global High Yield Bond Portfolio
Revise:
Borrowing Money	6,619,549.714	374,317.000	265,204.000	861,387.000
Underwriting	6,611,302.714	362,089.000	285,679.000	861,387.000
Lending	6,597,951.714	385,936.000	275,183.000	861,387.000
Issuing Senior Securities	6,643,777.714	339,102.000	276,191.000	861,387.000
Real Estate	6,611,826.714	368,030.000	279,214.000	861,387.000
Commodities	6,618,648.714	354,834.000	285,588.000	861,387.000
Concentration	6,545,958.714	405,916.000	307,196.000	861,387.000
Remove:
Diversification	6,532,331.714	459,592.000	267,147.000	861,387.000
Purchasing securities on margin	6,532,331.714	459,592.000	267,147.000	861,387.000
Investment in other Investment Companies	6,621,821.714	417,006.000	220,246.000	861,387.000
Convert:
Investment Objective From Fundamental to Non-Fundamental	6,488,514.714	511,415.000	259,141.000	861,387.000

54            Legg Mason Partners Income Trust

Additional Shareholder Information (unaudited)

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Western Asset Emerging Markets Debt Portfolio

Revise:
Borrowing Money	2,654,125.661	0.000	0.000	28,124.000
Underwriting	2,654,125.661	0.000	0.000	28,124.000
Lending	2,654,125.661	0.000	0.000	28,124.000
Issuing Senior Securities	2,654,125.661	0.000	0.000	28,124.000
Real Estate	2,654,125.661	0.000	0.000	28,124.000
Commodities	2,654,125.661	0.000	0.000	28,124.000
Concentration	2,654,125.661	0.000	0.000	28,124.000
Remove:
Purchasing securities on margin	2,654,125.661	0.000	0.000	28,124.000
Investment in other Investment Companies	2,654,125.661	0.000	0.000	28,124.000
Convert:
Investment Objective From Fundamental to Non-Fundamental	2,654,125.661	0.000	0.000	28,124.000

Legg Mason Partners Income Trust	55

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended February 28, 2007:

	Emerging Markets Debt Portfolio
Record Date:	3/20/2006	12/07/2006
Payable Date:	3/21/2006	12/08/2006
Long-Term Capital Gain Dividend Per Share	$0.029915	$0.852223

Please retain this information for your records.

56            Legg Mason Partners Income Trust

Western Asset Global High Yield Bond Portfolio Western Asset Emerging Markets Debt Portfolio

TRUSTEES

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA
    Chairman

Rainer Greeven

Stephen Randolph Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

INVESTMENT MANAGER

Legg Mason Partners Fund
  Advisor, LLC

SUBADVISERS

Western Asset Management
  Company

Western Asset Management
  Company Limited

DISTRIBUTOR

Citigroup Global Markets Inc.
Legg Mason Investor
  Services, LLC

CUSTODIAN

State Street Bank and Trust
  Company

TRANSFER AGENT

PFPC Inc.
4400 Computer Drive
Westborough, Massachusetts 01581

INDEPENDENT
REGISTERED PUBLIC
ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
New York, New York 10154

This report is transmitted to the shareholders of Legg Mason Partners Income Trust – Western Asset Global High Yield Bond Portfolio and Western Asset Emerging Markets Debt Portfolio for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Western Asset Global
High Yield Bond Portfolio
Western Asset Emerging
Markets Debt Portfolio

The Funds are separate investment funds of the Legg Mason Partners Income Trust, a Maryland business trust.

Legg Mason Partners Income Trust
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the (SEC’s) Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on each Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor Services, LLC Member NASD, SIPC

WAS04033 4/07 SR07-317

ITEM 2.                                                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen Randolph Gross and Jane F. Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as the “audit committee financial experts,” and has designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending February 28, 2006 and February 28, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $70,000 in 2006 performed by PwC and $72,500 in 2007 performed by KPMG.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by PwC and/or KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $9,511 in 2006 and $0 in 2007.  In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds II, Inc. (Effective as of close of business, April 13, 2007, the Funds are a separate non-diversified series of Legg Mason Partners Income Trust) (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $10,054 in 2006 and $573 in 2007 performed by PwC. KPMG has not billed the Registrant for professional services rendered as of February 28, 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                                                  SCHEDULES OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                                                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                                                  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.                                            CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.             EXHIBITS.

(a)    (1)     Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:       May 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:       May 7, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:       May 7, 2007